UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2011

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Property Acquisition

On October 11, 2011 (the “Closing Date”), TNP Strategic Retail Trust, Inc. (the “Company”) acquired a fee simple interest in a multi-tenant necessity retail center located in Kissimmee, Florida commonly known as Osceola Village (the “Osceola Property”) through TNP SRT Osceola Village, LLC (“TNP SRT Osceola Village”), a wholly owned subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership (the “Operating Partnership”), pursuant to a Purchase and Sale Agreement and Joint Escrow Instructions, dated as of September 1, 2011, by and between TNP SRT Osceola Village and So Wehren Holding Corp., a third party seller.

TNP SRT Osceola Village acquired the Osceola Property for an aggregate purchase price of $21,800,000, exclusive of closing costs, or approximately $186.89 per square foot. TNP SRT Osceola Village financed the payment of the purchase price for the Osceola Property with (1) proceeds from the Company’s initial public offering and (2) the proceeds of a loan in the aggregate principal amount of $19,000,000 (the “Osceola Loan”) from American National Insurance Company, a Texas insurance company (the “Osceola Lender”). For additional information on the terms of the Osceola Loan, see Item 2.03 below. An acquisition fee of approximately $545,000 was paid to the Company’s external advisor, TNP Strategic Retail Advisor, LLC (the “Advisor”), in connection with the acquisition of the Osceola Property.

Master Lease Agreement

On the Closing Date, TNP SRT Osceola Village, TNP SRT Osceola Village Master Lessee, LLC, a wholly owned subsidiary of the Operating Partnership (the “Master Lessee”), and the Company entered into a Master Lease Agreement (the “Master Lease”). Pursuant to the Master Lease, TNP SRT Osceola Village leased to Master Lessee the approximately 23,000 square foot portion of the Osceola Property which was not leased to third-party tenants as of the Closing Date (the “Premises”). The Master Lease provides that the Master Lessee will pay TNP SRT Osceola Village a monthly rent in an amount equal to $36,424.58, provided that such monthly amount will be reduced proportionally for each square foot of space at the Premises subsequently leased to third-party tenants pursuant to leases which are reasonably acceptable to Osceola Lender and which satisfy certain criteria set forth in the Master Lease (“Approved Leases”). The Master Lease has a seven-year term, subject to earlier expiration upon the earlier to occur of (1) the date on which all available rentable space at the Premises is leased to third-party tenants pursuant to Approved Leases and (2) the date on which the Osceola Loan is repaid in full in cash (other than as a result of a credit bid by the Osceola Lender at a foreclosure sale). The Master Lessee has no right to assign or pledge the Master Lease or to sublet any part of the Premises without the prior written consent of TNP SRT Osceola Village and the Osceola Lender.

The Master Lease was assigned to the Osceola Lender pursuant to the assignment of leases and rents in favor of the Osceola Lender entered into by TNP SRT Osceola Village in connection with the Osceola Loan. Pursuant to the Master Lease, the Master Lessee acknowledges and agrees that upon any default by TNP SRT Osceola Village under any of the loan documents related to the Osceola Loan, the Osceola Lender will be entitled to enforce the assignment of the Master Lease to the Osceola Lender and replace TNP SRT Osceola Village under the Master Lease for all purposes.

Pursuant to the Master Lease, the Master Lessee will indemnify and hold harmless TNP SRT Osceola Village and TNP SRT Osceola Village’s members, officers, directors and employees (collectively, the “Indemnified Parties”) from and against any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses of any kind, including, without limitation, reasonable attorneys’ fees and expenses (“Losses”), which may be imposed upon or asserted against any Indemnified Person (except to the extent such Losses are caused by the negligence or willful misconduct of TNP SRT Osceola Village or its agents, employees or contractors) as a result of, among other things, (1) any action by anyone other than TNP SRT Osceola Village in, on or about the Premises; (2)

any use, non-use, possession, occupation, condition, operation, maintenance or management of the Premises; (3) any gross negligence of the Master Lessee or any agent, contractor, employee, licensee or invitee of the Master Lessee; (4) any accident, injury or death to any person or damage to property occurring in, on or about the Premises; and (5) any failure on the part of Master Lessee to perform or comply with any of the terms or conditions of the Master Lease or any default by the Master Lessee under the Master Lease or any loan documents related to the Osceola Loan.

In addition, pursuant to the Master Lease the Master Lessee will indemnify and hold harmless the Indemnified Parties from and against all Losses which may be imposed upon or asserted against any Indemnified Person as a result of, among other things, (1) any spills, releases or discharges of, or contamination by, Hazardous Material (as defined in the Master Lease) at, onto, beneath, from or affecting the Premises, whenever caused or occurring, except to the extent caused by the operation or use of the Premises by TNP SRT Osceola Village, and (2) failure by the Master Lessee to comply with any environmental laws, rules and requirements applicable to the Premises.

In connection with the Master Lease, the Company has unconditionally, absolutely and irrevocably guaranteed to the Osceola Lender, on a joint and several basis with the Master Lessee, the prompt and full payment and performance by the Master Lessee of each and every obligation to be paid, kept, observed or performed by the Master Lessee under the Master Lease (collectively, the “Obligations”). In addition, Thompson National Properties, LLC, the Company’s sponsor (“TNP”), has agreed to unconditionally, absolutely and irrevocably guarantee to the Osceola Lender (the “Sponsor Guaranty”), on a joint and several basis with the Master Lessee, the prompt and full payment and performance by the Master Lessee of the Obligations; provided, however, that TNP’s guarantee will only become effective upon the occurrence of (1) a default under the Company’s credit facility with KeyBank National Association (“KeyBank”), or (2) the acquisition by KeyBank, as agent for one or more lenders or for itself, or any other lender, of an interest (including, without limitation, membership interests, partnership interests, shares or other ownership interests) in any of TNP, the Company, the Operating Partnership, TNP SRT Osceola Village or any other subsidiary of the Company or the Operating Partnership which owns real property.

Pursuant to a Subordination, Non-Disturbance and Attornment Agreement between Master Lessee and the Osceola Lender, the Master Lease and the Master Lessee’s rights thereunder are expressly subordinate to the Osceola Lender’s lien on the Osceola Property pursuant to the mortgage in favor of Osceola Lender which secures the Osceola Loan. For additional information on the terms of the Osceola Loan, see Item 2.03 below.

Reimbursement and Fee Agreement

In connection with the Sponsor Guaranty, the Company has agreed to reimburse TNP for any payments made by TNP pursuant to the Sponsor Guaranty. In addition, as consideration for providing the Sponsor Guaranty, the Company has paid TNP a one-time non-refundable fee of $25,000 and has agreed to pay TNP a fee, for so long as the Sponsor Guaranty is in place, calculated on a per annum basis of a year of 360 days and for the actual number of days elapsed, equal to: (x) 0.25% multiplied by (y) the weighted-average amount of lease payments outstanding under the Master Lease through the remaining term of the Master Lease.

The material terms of the Master Lease and reimbursement and fee agreement described above are qualified in their entirety by the agreements attached as Exhibit 10.1 through Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Management of Property

On the Closing Date, TNP SRT Osceola Village and TNP Property Manager, LLC (the “Property Manager”), an affiliate of the Company, entered into a Property and Asset Management Agreement (the “Management Agreement”), pursuant to which TNP SRT Osceola Village engaged the Property Manager to supervise, manage, lease, operate and maintain the Osceola Property. Pursuant to the Management Agreement, TNP SRT Osceola Village will pay the Property Manager an annual management fee (the “Management Fee”), payable in monthly installments, equal to 5.0% of Gross Revenue (as defined in the Management Agreement). In addition, upon a sale of the Osceola Property, TNP SRT Osceola Village will pay the Property Manager an amount equal to one monthly installment of the Management Fee as compensation for work to be performed by the Property Manager in connection with the sale and/or completion of managing matters relating to the tenants of the Osceola Property.

The material terms of the Management Agreement described herein are qualified in their entirety by the Management Agreement, a copy of which is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Osceola Property Loan

TNP SRT Osceola Village financed the payment of a portion of the purchase price for the Osceola Property with the proceeds of the Osceola Loan. The Osceola Loan is evidenced by (1) a promissory note issued by TNP SRT Osceola Village in favor of the Osceola Lender in the aggregate principal amount of $3,417,000 (“Note One”) and (2) a promissory note issued by TNP SRT Osceola Village in favor of the Osceola Lender in the aggregate principal amount of $15,583,000 (“Note Two,” and together with Note One, the “Notes.”)

Note One bears interest at the rate of 10% per annum and Note Two bears interest at the rate of 5.65% per annum. Pursuant to Note One TNP SRT Osceola Village will make monthly payments of interest only to the Osceola Lender in the amount of $28,475, with the entire unpaid principal balance of Note One and all accrued and unpaid interest thereon due and payable in full on November 1, 2016 (the “Maturity date”). Pursuant to Note Two TNP SRT Osceola Village will make monthly payments of principal and accrued interest to the Osceola Lender in the amount of $97,094.17, with the entire unpaid principal balance of Note Two and all accrued and unpaid interest thereon due and payable in full on the Maturity Date. After the occurrence of and during the continuance of any event of default under the Notes or any other loan document related to the Osceola Loan, the Notes will bear interest at a rate equal to the maximum rate permitted by applicable law; provided, however, that if there is no maximum rate permitted by applicable law, the Notes will bear interest at a rate equal to 18.0% per annum. TNP SRT Osceola Village has the option to prepay either Note in full, but not in part, upon not less than thirty (30) days’ prior written notice to the Osceola Lender, without any prepayment premium or penalty. Each Note contains customary representations and warranties and events of default.

TNP SRT Osceola Village’s obligations under the Osceola Loan are secured by (1) a Mortgage, Assignment of Rents, Security Agreement, Financing Statement and Fixture Filing in favor of Osceola Lender with respect to the Osceola Property and (2) an Absolute Assignment of Leases and Rents by TNP SRT Osceola Village in favor of the Osceola Lender with respect to the Osceola Property.

In connection with the Osceola Loan, TNP SRT Osceola Village has agreed to indemnify and hold harmless the Osceola Lender and all of the Osceola Lender’s officers, directors, employees, agents, attorneys, contractors, representatives, successors and assigns (collectively, the “Environmental Indemnitees”), from and against any and all losses, damages, expenses and liabilities (including, but not limited to, losses, damages, expenses and liabilities arising from any diminution in the value of, or in the marketability of title to, the Osceola Property and reasonable attorneys’ fees and investigatory expenses) (“Environmental Losses”) arising out of the use, presence, discovery, generation, storage, transportation or disposal of hazardous substances on or about the Osceola Property by TNP SRT Osceola Village, TNP SRT Osceola Village’s present or future tenants, any prior owner, operator or tenant of the Osceola Property, or any third party, which accrue to or are incurred by any of the Environmental Indemnitees on or after transfer of the Osceola Property, and arise directly or indirectly from or out of, among other things, (1) any activities on the Osceola Property prior to or during either TNP SRT Osceola Village’s or Master Lessee’s ownership, possession and/or control of the Osceola Property which directly or indirectly result in the Osceola Property or any other property becoming contaminated with hazardous substances, (2) the discovery of hazardous substances on the Osceola Property or any other property during either TNP SRT Osceola Village’s or Master Lessee’s ownership, possession and/or control of the Osceola Property in violation of any and all local, state and federal environmental laws, rules and regulations, or (3) the clean-up either before or after a transfer of hazardous substances from the Osceola Property or any Other Property as may be required under any local, state or federal environmental laws, rules and regulations. Notwithstanding the foregoing, TNP SRT Osceola Village will not indemnify any Environmental Indemnitee for any Environmental Losses incurred or caused by such Environmental Indemnitee’s negligence or willful misconduct.

The material terms of the agreements related to the Osceola Loan described herein are qualified in their entirety by the agreements attached as Exhibits 10.7 through 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 12, 2011, the Company distributed a press release announcing the completion of the acquisition of the Osceola Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements.

It is not practical at this time to provide the required financial statements for the acquired real property described in this Current Report on Form 8-K, and no financial statements (audited or unaudited) are available at this time. The required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

See paragraph (a) above.

(d)	Exhibits

Exhibit	Description

10.1	Master Lease Agreement, dated as of October 11, 2011, by and among TNP SRT Osceola Village, LLC, TNP SRT Osceola Village Master Lessee, LLC and TNP Strategic Retail Trust, Inc.

10.2	Guaranty, effective as of October 11, 2011, by TNP Strategic Retail Trust, Inc. in favor of American National Insurance Company

10.3	Springing Guaranty, effective as of October 11, 2011, by Thompson National Properties, LLC in favor of American National Insurance Company

10.4	Subordination, Non-Disturbance and Attornment Agreement (Master Lease Tenant), dated as of October 11, 2011, by and among TNP SRT Osceola Village Master Lessee, LLC and American National Insurance Company

10.5	Reimbursement and Fee Agreement, dated as of October 13, 2011, by and between TNP Strategic Retail Trust, Inc. and Thompson National Properties, LLC

10.6	Property and Asset Management Agreement, dated October 11, 2011, by and between TNP SRT Osceola Village, LLC and TNP Property Manager, LLC

10.7	Promissory Note, dated October 11, 2011, by TNP SRT Osceola Village, LLC in favor of American National Insurance Company

10.8	Promissory Note, dated October 11, 2011, by TNP SRT Osceola Village, LLC in favor of American National Insurance Company

10.9	Mortgage, Assignment of Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of October 11, 2011, by and between TNP SRT Osceola Village, LLC and American National Insurance Company

10.10	Absolute Assignment of Leases and Rents, dated as of October 11, 2011, by and between TNP SRT Osceola Village, LLC and American National Insurance Company

10.11	Certificate and Indemnity Regarding Hazardous Substances, dated October 11, 2011, by TNP SRT Osceola Village, LLC

99.1	Press Release dated October 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: October 14, 2011	By:	/s/ James R. Wolford
James R. Wolford
Chief Financial Officer, Treasurer, and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Master Lease Agreement, dated as of October 11, 2011, by and among TNP SRT Osceola Village, LLC, TNP SRT Osceola Village Master Lessee, LLC and TNP Strategic Retail Trust, Inc.

10.2	Guaranty, effective as of October 11, 2011, by TNP Strategic Retail Trust, Inc. in favor of American National Insurance Company

10.3	Springing Guaranty, effective as of October 11, 2011, by Thompson National Properties, LLC in favor of American National Insurance Company

10.4	Subordination, Non-Disturbance and Attornment Agreement (Master Lease Tenant), dated as of October 11, 2011, by and among TNP SRT Osceola Village Master Lessee, LLC and American National Insurance Company

10.5	Reimbursement and Fee Agreement, dated as of October 13, 2011, by and between TNP Strategic Retail Trust, Inc. and Thompson National Properties, LLC

10.6	Property and Asset Management Agreement, dated October 11, 2011, by and between TNP SRT Osceola Village, LLC and TNP Property Manager, LLC

10.7	Promissory Note, dated October 11, 2011, by TNP SRT Osceola Village, LLC in favor of American National Insurance Company

10.8	Promissory Note, dated October 11, 2011, by TNP SRT Osceola Village, LLC in favor of American National Insurance Company

10.9	Mortgage, Assignment of Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of October 11, 2011, by and between TNP SRT Osceola Village, LLC and American National Insurance Company

10.10	Absolute Assignment of Leases and Rents, dated as of October 11, 2011, by and between TNP SRT Osceola Village, LLC and American National Insurance Company

10.11	Certificate and Indemnity Regarding Hazardous Substances, dated October 11, 2011, by TNP SRT Osceola Village, LLC

99.1	Press Release dated October 12, 2011